Exhibit 10.4

                              ALLTRISTA CORPORATION
                             1996 STOCK OPTION PLAN
                                       FOR
                              NONEMPLOYEE DIRECTORS

     1. Purpose. The purposes of the 1996 Stock Option Plan for Nonemployee Directors of Alltrista Corporation are to enable Alltrista Corporation to attract and retain persons of outstanding competence to serve as Nonemployee Directors of the Corporation by encouraging and enabling the acquisition of a proprietary interest in Common Stock of the Corporation pursuant to the terms of this Plan and to provide a direct link between Nonemployee Directors' consideration and the interests of the Corporation's shareholders.

     2. Definitions. When used in this Plan, unless the context otherwise requires:

         A. "Board of Directors" shall mean the Board of Directors of the Corporation as constituted at any time.

         B.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         C.  "Committee" shall mean the Stock Option Committee described in
             Section 3 hereof.

         D.  "Corporation" shall mean Alltrista Corporation.

         E. "Fair Market Value" shall mean the closing price of the Stock as published in The Wall Street Journal report of the Nasdaq National Market System, the New York Stock Exchange-Composite Transactions or the American Stock Exchange, wherever the Corporation is listed, corrected for any reporting errors, or if the Stock is not traded on that day, on the next preceding day on which there was a sale of such Stock.

         F. "Non-Qualified Stock Options" shall mean stock options which do not qualify under or meet the requirements of Section 422 of the Code.

         G. "Plan" shall mean this 1996 Stock Option Plan for Nonemployee Directors authorized by the Board of Directors at its meeting held on March 21, 1996 as such Plan from time to time may be amended as herein provided.

         H. "Retirement" shall mean the termination of all service as a Director of the Corporation for any reason, other than death or Total Disability, after the Director has attained age 70.

         I.  "Share" shall mean a share of Stock.

         J. "Stock" shall mean the Common Stock, without par value, of the Corporation.

         K. "Stock Options" shall mean the Non-Qualified Stock Options issued pursuant to the Plan.

         L. "Stock Option Agreement" shall mean the agreement between the Corporation and the optionee evidencing the grant of a Stock Option as provided in Section 5D hereof.

         M. "Total Disability" shall mean "permanent and total disability" as defined in Section 22(c)(3) of the Code.

     3. Committee. The Plan shall be administered by a Committee of no fewer than two Directors of the Corporation. The Committee shall, subject to and not inconsistent with the express terms of the Plan, have full and final authority to interpret the Plan and the Stock Options granted thereunder; to prescribe, amend and rescind rules and regulations, if any, relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. No member of the Board or the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except his own willful misconduct or gross negligence. All

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decisions which are made by the Committee with respect to  interpretation of the terms of the Plan, with respect to interpretation of the terms and conditions of the Stock Options, with respect to the instruments evidencing the grant of Stock Options, and with respect to any questions or disputes arising under this Plan, shall be final and binding on the Corporation and the participants, their heirs and beneficiaries.

     4. Stock. The Stock subject to Stock Options and other provisions of the Plan shall be authorized and issued and subject to adjustment in accordance with the provisions of Section 8. The total number of Shares which, at any one time, may be subject to issuance or which in the aggregate may be issued by exercise of Stock Options pursuant to the Plan shall not exceed thirty thousand (30,000).

         In the event that any outstanding Stock Option under the Plan for any reason expires or is terminated, without having been exercised in full, prior to the end of the period during which Stock Options may be granted, the Shares allocable to the unexercised portion of such Stock Option may be again subjected to a Stock Option under the Plan.

    5.   Stock Option Terms and Conditions.

      A. Eligibility and Participation. All persons who serve as Directors of the Corporation and who, at the time of grant, are not "employees" of the Corporation or any of its subsidiaries, within the meaning of the Employee Retirement Security Act of 1974, as amended, are eligible to participate in the Plan.. The adoption of this Plan shall not be deemed to give any Director any right to be granted an option to purchase Shares, other than in accordance with the terms of this Plan.

      B. Price of Stock Options. The price of Shares to be purchased pursuant to the exercise of any Stock Option shall be 100 percent of the Fair Market Value of the Stock on the date of grant of the Stock Option. The exercise price of Shares subject to Stock Options shall be subject to adjustment as provided in Section 8.

      C. Term of Stock Options. The term of any Stock Option granted under the Plan shall be 10 years from the date on which it is granted.

      D. Grant of Stock Options. Stock Options granted under the Plan shall be Non-Qualified Stock Options at the time of each grant. Each Stock Option granted pursuant to the Plan shall be evidenced by a written Stock Option agreement between the Corporation and the optionee in such form as the Committee may prescribe from time to time, which agreement shall comply with and be subject to the terms and conditions described herein. On April 30 commencing on or after the effective date of the Plan, and on each April 30 thereafter each eligible Director shall be granted automatically, without action by the Committee, a Stock Option to purchase one thousand (1,000) Shares. The Stock Option Agreement shall serve as the notification. Receipt of the Stock Option Agreement shall be acknowledged by the Director on the duplicate copy, and by such acknowledgment, the Director shall agree that in consideration of the grant of such Stock Option he will abide by all the terms and conditions of the Plan. The Director shall return the duplicate copy of the Stock Option. Agreement to the Corporation either by delivery in person or by mail within sixty (60) days after the date of grant. Any inconsistencies between the terms of the Plan and the terms of the Stock Option Agreement shall be governed by the terms of the Plan.

      E. Exercise of Stock Options. Except as otherwise provided herein, each optionee must remain Director of the Corporation for one continuous year from the date the Stock Option is granted before such Director can exercise any part thereof. After such one-year period, the Stock Option shall be exercisable in full for a period-of ten year from the date of grant unless such Stock Option has earlier expired or terminated subject to the provisions hereof and to any provisions in the Stock Option Agreement. Notwithstanding the foregoing, all Stock Options shall become exercisable in full (1) upon the occurrence of a Change in Control (as defined below), (2) upon the optionee's death or Total Disability or (3) upon attainment by the optionee of age 70; provided, however, that if the optionee has attained age 70 at the date of grant the Stock Option shall be exercisable as of such date. As used herein, a "Change in Control of the Corporation" shall be deemed to have occurred if:

           (a) any "Person" which shall mean a "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Corporation, any

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                trustee or other fiduciary holding  securities under an employee benefit plan of the Corporation, or any company owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly,  of securities of the  Corporation  representing  30
                percent   or  more  of  the   combined   voting   power  of  the
                Corporation's then outstanding securities;

           (b) at any time during any period of two consecutive years, individuals, who at the beginning of such period constitute the Board, and any new director (other than a director designated by a Person who has entered into an agreement with the Corporation to effect a transaction described in clause (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Corporation's shareholders was approved by a vote of at least two-thirds (2/3) of the directors at the beginning of the period of whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority, thereof;

           (c) the shareholders of the Corporation approve a merger or consolidation of the Corporation with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by representing outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person acquires 50 percent or more of the combined voting power of the Corporation's then outstanding securities; or

           d) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

     A Stock Option may be exercised, to the extent then exercisable, by giving written notice of such exercise to the Committee. The purchase price of each Share on the exercise of any Stock Option shall be paid in full in cash at the time of exercise. A Stock certificate representing the Shares so purchased shall be delivered to the person entitled thereto. Until a Stock Certificate is actually issued, the person exercising the Stock Option shall not be deemed a shareholder of those Shares so purchased for any purpose whatsoever.

     6. Termination. In the event a Director voluntarily resigns as a Director during any term or at the end of any term, such Director may, but only within the 30-day period immediately following such resignation and in no event later than the expiration date specified in the Stock Option Agreement, exercise such Director's Stock Option to the extent that such Stock Options were exercisable at the date of such resignation.

     If a Director ceases to be a Director of the Corporation due to Retirement or Total Disability, he may, but only within the two-year period immediately following such Retirement or Total Disability and in no event later than the expiration date specified in the Stock Option Agreement, exercise such Director's Stock Options in full.

     If an optionee dies (whether prior to or after termination as a Director), any Stock Options of the optionee that were exercisable on the date of death may be exercised within the two-year period after death by the person or persons to whom such Director's rights to it hall pass by will or by the applicable laws of descent and distribution; provided, however, that no such Stock Option may be exercised after the expiration date specified in the Stock Option Agreement.

  7. Non-Transferability of Stock Options. Each Stock Option granted under the Plan shall by its terms be nontransferable and non-assignable by the optionee other than by will or the laws of descent and distribution and shall be exercisable during an optionee's lifetime only by the optionee. Any attempt of assignment, transfer, pledge, hypothecation, or other disposition of any Stock Option granted hereunder which is contrary to the provisions of the Plan, or the levy of any attachment or similar proceedings upon any Stock Option shall be null and void.

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  8. Adjustment of Shares.  In the event there is any change in the Common Stock of the  Corporation  through  the  declaration  of Stock  dividends,  or through
recapitalization  resulting  in  a  Stock  spin-off,   split-off,   split-up  or
combination or exchange of Shares, or otherwise, the number of Shares available for Stock Options and the number of Shares thereof covered by outstanding Stock Options and the price per Share in such Stock Options shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Corporation by the Committee; provided, however, that any fractions shares resulting from such adjustment shall be eliminated.

  9. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of Shares upon any exercise of a Stock Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class and then listed and (b) the completion of such registration or other qualifications of such Shares under any state or federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any person exercising a Stock Option shall make such representations and furnish such information as may, in the opinion of Counsel for the Corporation, be appropriate to permit the Corporation, in light of the then existence or nonexistence of an effective Registration Statement with respect to such Shares under the Securities Act of 1933, as amended, to issue the Shares in compliance with the provisions of that or any comparable act.

  10. Administration, Amendment and Termination. The Board of Directors may establish and adopt such resolutions, rules, regulations and revisions thereto, not inconsistent with the provisions of the Plan, and construe and interpret provisions of the Plan, as it may deem advisable to make the Plan and Stock Options effective and to provide for the administration of the Plan, and may take such other action with regard to the Plan and Stock Options as it shall deem desirable to effect their purpose. All such actions shall be final, conclusive and biding on all persons including the Corporation, shareholders and their optionees, and no member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Option granted under it.

     The Board of Directors may cancel any outstanding, unexercised Stock Option, provided the optionee to whom such Stock Option was granted has given written consent thereto.

     Nothing in the Plan shall be construed to give any Director of the Corporation any right to receive a Stock Option under the Plan unless all conditions described within the Plan are met as determined in the sole discretion of the Committee, and nothing in the plan or any Stock Option Agreement shall confer upon an individual any right to continue in service as a Director or interfere in any way with the right of the Corporation to terminate such service.

     The Plan may be amended at any time and from time to time by the Board of Directors of the Corporation (including by or through the Board's Executive Committee or Executive Compensation Committee), except that no amendment or modification of the Plan shall,

     (i) without the written consent of any Director, adversely affect any right, with respect to any Stock Option, theretofore granted to such Director, or

     (ii)be effective unless and until shareholder approval is obtained if such approval of such amendment or modification is required for the exemption available under Rule 16b-3 of the Securities Exchange Act of 1934, amended, to be applicable to the Plan.

     The Committee may at any time suspend or terminate the Plan. No Stock Option may be granted during any suspension of the Plan or after the Plan has been terminated.

     After the Plan shall terminate, the function of the Committee will be limited to supervising the administration of the Stock Options previously granted and no such termination or suspension shall adversely affect any right of any Director with respect to any Stock Options theretofore granted to him.

     The expenses of the Plan shall be borne by the Corporation.

     The Plan shall become effective only upon the approval by the shareholders of the Corporation, and no Stock Option shall be granted under the Plan after March 21, 2006.